UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 19, 2009

MERRIMAC INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-11201	22-1642321
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

41 Fairfield Place, West Caldwell, New Jersey	07006
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (973) 575-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 19, 2009, Merrimac Industries, Inc. (the “Company”) and American Stock Transfer & Trust Company, LLC, as Rights Agent (the "Rights Agent"), executed the ninth amendment (the “Amendment”) to the Company’s Rights Agreement (the "Rights Agreement"), dated as of March 9, 1999, as amended as of June 9, 1999, April 7, 2000, October 26, 2000, February 21, 2001, February 28, 2002, September 18, 2002, December 13, 2004 an March 14, 2007.  The Amendment extended the expiration date of the Rights Agreement from March 19, 2009 to December 31, 2009.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached as Exhibit 4.1 to this Form 8-K and is incorporated herein by reference.

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The disclosure contained in Item 1.01 is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

4.1	Amendment No. 9 to the Company’s Rights Agreement, dated as of March 19, 2009, between the Company and American Stock Transfer & Trust Company, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRIMAC INDUSTRIES, INC.

Date: March 24, 2009	By:	/s/ Mason N. Carter
Name: Mason N. Carter
Title: Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhbit No.	Description

4.1	Amendment No. 9 to the Company’s Rights Agreement, dated as of March 19, 2009, between the Company and American Stock Transfer & Trust Company, LLC.